UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2013, Gentherm Incorporated (the “Company”) publicly announced its financial results for the third quarter and first nine months of 2013. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference. The information in this Item 2.02 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On October 31, 2013, the Company publicly announced that it had registered a squeeze-out transaction in Germany and now owns 100 percent of the outstanding shares of W.E.T. Automotive Systems AG. A copy of the Company’s news release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this report by reference. The information in this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Section 9.	Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Company news release dated October 31, 2013 concerning financial results.

Exhibit 99.2	Company news release dated October 31, 2013 concerning registration of squeeze-out.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips Vice-President and General Counsel

Date: October 31, 2013

Exhibit Index

99.1	Company news release dated October 31, 2013 concerning financial results.

99.2	Company news release dated October 31, 2013 concerning registration of squeeze-out.